Exhibit 10.3
FORM OF REGISTRATION RIGHTS AGREEMENT
This Registration Rights Agreement (this “Agreement”) is made and entered into as of [●], by and between Akoya Biosciences, Inc., a Delaware corporation (the “Company”), and Quanterix Corporation (the “Holder”). The Company and the Holder are referred to each as a “Party” and collectively herein as the “Parties.” Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.
In consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each Party, the Parties agree as follows:
1.Definitions. As used in this Agreement, the following terms shall have the respective meanings set forth in this Section 1:
“Affiliate” of any particular Person means any other Person controlling, controlled by or under common control with such particular Person. For the purposes of this definition, “controlling,” “controlled” and “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, Contract or otherwise.
“Board” means the Board of Directors of the Company.
“Business Day” means any day that is not a Saturday, a Sunday or a day on which banks are closed in New York, New York or San Diego, California.
“Close of Business” means 5:00 p.m. Eastern Time.
“Common Stock” means the common stock, par value $0.00001 per share, of the Company, and any Capital Stock into which such Common Stock shall have been converted, exchanged or reclassified following the date hereof.
“Company Indemnified Persons” has the meaning set forth in Section 5(a).
“Control” means, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or agency or otherwise. “Controlled” has a correlative meaning.
“Convertible Note” means the Convertible Promissory Note issued pursuant to the Securities Purchase Agreement.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.
“FINRA” means the Financial Industry Regulatory Authority.
“Form S-1 Shelf” has the meaning set forth in Section 2(a).

“Form S-3 Shelf” has the meaning set forth in Section 2(a).
“Holder” has the meaning set forth in the preamble.
“Holder Indemnified Persons” has the meaning set forth in Section 5(b).
“Indemnified Persons” has the meaning set forth in Section 5(b).
“Losses” has the meaning set forth in Section 5(a).
“Parties” has the meaning set forth in the preamble.
“Person” means an individual, a partnership, a corporation, a limited liability company, an unlimited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, any other entity, or any Governmental Body.
“Proceeding” means any action, claim, suit, proceeding or investigation (including a preliminary investigation or partial proceeding, such as a deposition) pending or known to the Company to be threatened.
“Prospectus” means the prospectus included in a Registration Statement (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A), all amendments and supplements to the Prospectus, including post-effective amendments, all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.
“Registrable Securities” means (a) any Common Stock issuable to the Holder upon conversion of the Convertible Note, (b) any securities issued or issuable with respect to, on account of or in exchange for Common Stock described in clause (a), whether by stock split, stock dividend, recapitalization, merger, consolidation or other reorganization, charter amendment or otherwise, and (c) any options, warrants or other rights to acquire, and any securities received as a dividend or distribution in respect of, any of the securities described in clauses (a) and (b) above, in each case that are held by the Holder and its Affiliates or any transferee or assignee of the Holder or its Affiliates, all of which securities are subject to the rights provided herein until such rights terminate pursuant to the provisions of this Agreement. As to any particular Registrable Securities, such securities shall not be Registrable Securities when (i) a Registration Statement registering such Registrable Securities under the Securities Act has been declared effective and such Registrable Securities have been sold, transferred or otherwise disposed of by the Holder thereof pursuant to such effective Registration Statement, (ii) such Registrable Securities are sold, transferred or otherwise disposed of pursuant to Rule 144, (iii) such securities cease to be outstanding or (iv) such securities have become eligible for sale by the Holder pursuant to Rule 144 without any restriction on the volume or manner of such sale and all restrictive legends and stop transfer instructions have been removed with respect to all book entries representing the applicable Registrable Securities.
“Registration Expenses” means all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and expenses of counsel for the Company and one counsel for the Holder, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration.
“Registration Statement” means a registration statement of the Company filed with or to be filed with the SEC under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, and including any Prospectus, amendments and supplements to each such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.
“Related Person” has the meaning set forth in Section 9(m).
“Representatives” means, with respect to any Person, such Person’s directors, officers, members, partners, managers, employees, agents, investment bankers, attorneys, accountants, advisors and other representatives.
“Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.
“Rule 405” means Rule 405 promulgated by the SEC pursuant to the Securities Act, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.
“Rule 415” means Rule 415 promulgated by the SEC pursuant to the Securities Act, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.
“Rule 424” means Rule 424 promulgated by the SEC pursuant to the Securities Act, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.
“Rule 430A” means Rule 430A promulgated by the SEC pursuant to the Securities Act, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.
“Seasoned Issuer” means an issuer eligible to use Form S-3 under the Securities Act and who is not an “ineligible issuer” as defined in Rule 405.
“Securities Act” means the Securities Act of 1933, as amended.
“Selling Expenses” means all underwriting fees, discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and related legal and other fees of the Holder not included within the definition of Registration Expenses.
“SEC” means the U.S. Securities and Exchange Commission.

“Securities Purchase Agreement” means that certain Securities Purchase Agreement, dated April 1, 2025, by and between the Company and the Holder, as may be amended, restated, supplemented or otherwise modified from time to time.
“Shelf Period” has the meaning set forth in Section 2(a).
“Shelf Registration” means the registration of an offering of Registrable Securities on a Form S-1 Shelf or a Form S-3 Shelf, as applicable, on a delayed or continuous basis under Rule 415, pursuant to Section 2(a).
“Shelf Registration Statement” has the meaning set forth in Section 2(a).
“Subsidiary” means, with respect to any Person, any corporation, partnership, association, limited liability company, unlimited liability company or other business entity of which (a) if a corporation, a majority of the total voting power of shares of capital stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof; or (b) if a partnership, association, limited liability company, or other business entity, a majority of the partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, association, limited liability company or other business entity if such Person or Persons are allocated a majority of partnership, association, limited liability company or other business entity gains or losses or otherwise control the managing director, managing member, general partner or other managing Person of such partnership, association, limited liability company or other business entity.
“Suspension Period” has the meaning set forth in Section 2(b).
“Trading Market” means the principal national securities exchange in the United States on which Registrable Securities are (or are to be) listed.
Unless the context requires otherwise: (a) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms; (b) references to Sections, paragraphs and clauses refer to Sections, paragraphs and clauses of this Agreement; (c) the terms “include,” “includes,” “including” or words of like import shall be deemed to be followed by the words “without limitation”; (d) the terms “hereof,” “herein” or “hereunder” refer to this Agreement as a whole and not to any particular provision of this Agreement; (e) unless the context otherwise requires, the term “or” is not exclusive and shall have the inclusive meaning of “and/or”; (f) defined terms herein will apply equally to both the singular and plural forms and derivative forms of defined terms will have correlative meanings; (g) references to any law or statute shall be deemed to refer to such law or statute as amended or supplemented from time to time and shall include all rules and regulations and forms promulgated thereunder, and references to any law, rule, form or statute shall be construed as including any legal and statutory provisions, rules or forms consolidating, amending, succeeding or replacing the applicable law, rule, form or statute; (h) references to any Person include such Person’s successors and permitted assigns; and (i)

references to “days” are to calendar days unless otherwise indicated. Each of the Parties hereto acknowledges that each Party was actively involved in the negotiation and drafting of this Agreement and that no law or rule of construction shall be raised or used in which the provisions of this Agreement shall be construed in favor or against any Party hereto because one is deemed to be the author thereof.
2.Registration.
(a)Shelf Registration. No later than August 13, 2025, or such later date as the Holder, in its sole discretion, may determine, the Company shall file a Registration Statement for a Shelf Registration covering the resale of the Registrable Securities with the SEC for an offering to be made on a continuous basis pursuant to Rule 415, or if Rule 415 is not available for offers and sales of the Registrable Securities, by such other means of distribution of Registrable Securities as the Holder may reasonably specify (the “Initial Registration Statement”). The Initial Registration Statement shall be on Form S-1 (or any successor to Form S-1) covering the resale of all of the Registrable Securities held by the Holder (the “Form S-1 Shelf”) or, if the Company is a Seasoned Issuer at the time of filing, on Form S-3 (or any successor to Form S-3) (the “Form S-3 Shelf” and, together with the Form S-1 Shelf, the “Shelf Registration Statement”). In the event that the Initial Registration Statement is a Form S-1, the Company shall use its commercially reasonable efforts to convert the Form S-1 to a Form S-3 promptly after the Company is eligible to use Form S-3. Subject to the terms of this Agreement, including any applicable Suspension Period, the Company shall cause the Shelf Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event (x) no later than the 15th day following the filing of the Shelf Registration Statement in the event of no “review” by the SEC, (y) no later than the 60th day following the filing of the Shelf Registration Statement in the event of “limited review” by the SEC, or (z) in the event of a “full review” by the SEC, the 120th day following the filing of the Shelf Registration Statement (the number of days in (x), (y) and (z) each being a “Review Period,” depending on the nature of the SEC’s review, and provided, for any days during the period following the initial filing of the Shelf Registration Statement and prior to the effectiveness of the Shelf Registration Statement that the SEC is unable to review or declare effective registration statements filed with the SEC due to a shutdown or partial shutdown of the U.S. government (such days, “Tolled Days”), the applicable number of days in such Review Period shall be extended by the number of Tolled Days), and shall use its reasonable best efforts to keep such Shelf Registration Statement continuously effective under the Securities Act until the date that all Registrable Securities covered by such Registration Statement are no longer Registrable Securities, including (the period during which the Company shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective under the Securities Act in accordance with this clause (i), the “Shelf Period”). The Company shall notify the Holder by e-mail with electronic confirmation of the effectiveness of the Shelf Registration Statement as promptly as practicable, and in any event within 24 hours, after the Company telephonically or otherwise confirms effectiveness with the SEC. The Company shall file a final Prospectus with the SEC to the extent required by Rule 424. The “Plan of Distribution” section of such Shelf Registration Statement shall provide for all permitted means of disposition of Registrable Securities, including firm-commitment underwritten public offerings, agented transactions, sales directly into the market, purchases or sales by brokers and sales not involving a public offering. Notwithstanding anything to the contrary contained herein, in the event the SEC informs the Company that all of the

Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (A) inform the Holder, (B) file amendments to the Initial Registration Statement as required by the SEC and/or (C) withdraw the Initial Registration Statement and file a new Registration Statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the SEC, on Form S-1 or, if the Company is a Seasoned Issuer at the time of filing, on Form S-3, or such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its reasonable efforts to advocate with the SEC for the registration of all of the Registrable Securities. In the event the Company amends the Initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (B) or (C) above, the Company will use its reasonable efforts to file with the SEC, as promptly as allowed by the SEC, one or more Registration Statements on Form S-1 or, if the Company is a Seasoned Issuer at the time of filing, on Form S-3, or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement (the “Remainder Registration Statements”).
(b)Suspension Period. Notwithstanding any other provision of this Section 2, the Company shall have the right, but not the obligation, to defer the filing of (but not the preparation of), or suspend the use by the Holder of, any Registration Statement for the shortest period possible, in no event to exceed 30 days (i) upon issuance by the SEC of a stop order suspending the effectiveness of such Registration Statement with respect to Registrable Securities or the initiation of proceedings with respect to such Registration Statement under Section 9(d) or 8(e) of the Securities Act; or (ii) if the Company believes in good faith that any such registration or offering would require the Company (after consultation with external legal counsel), under applicable securities laws and other laws, to make disclosure of material nonpublic information that would not otherwise be required to be disclosed at that time that would be materially adverse to the Company (any such period, a “Suspension Period”); provided, that in no event shall the Company declare Suspension Periods lasting more than 60 days in the aggregate in any 12 month period. The Company shall (i) give prompt written notice to the Holder of its declaration of a Suspension Period and of the expiration or termination of the relevant Suspension Period and (ii) promptly resume the process of filing or requesting for effectiveness, or update the suspended Registration Statement, as the case may be, as may be necessary to permit the Holder to offer and sell its Registrable Securities in accordance with applicable law.
(c)Required Information. The Company may require the Holder of Registrable Securities as to which any Registration Statement is being filed or sale is being effected to furnish to the Company such information regarding the intended method of distribution of such securities and such other information relating to the Holder and its ownership of Registrable Securities as the Company may from time to time reasonably request in writing (provided that such information shall be used only in connection with such registration). The Holder agrees to furnish such information to the Company and to cooperate with the Company as reasonably necessary to enable the Company to comply with the provisions of this Agreement.

(d)Cessation of Registration Rights. All registration rights granted under this Section 2 shall continue to be applicable with respect to the Holder until the Holder no longer holds any Registrable Securities.
3.Registration Procedures. The procedures to be followed by the Company and the Holder to register the sale of Registrable Securities pursuant to a Registration Statement in accordance with this Agreement, and the respective rights and obligations of the Company and the Holder with respect to the preparation, filing and effectiveness of such Registration Statement, are as follows:
(a)The Company shall (i) prepare and file a Registration Statement with the SEC (within the time period specified in Section 2(a)) which Registration Statement (A) shall be on a form required by this Agreement (or if not so required, selected by the Company) for which the Company qualifies, (B) shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution, and (C) shall comply as to form in all material respects with the requirements of the applicable form and include and/or incorporate by reference all financial statements required by the SEC to be filed therewith, (ii) use its reasonable best efforts to cause such Registration Statement to become effective and remain effective for the period provided under Section 2(a), (iii) use its reasonable best efforts to prevent the occurrence of any event that would cause a Registration Statement to contain a material misstatement or omission or to be not effective and usable for resale of the Registrable Securities registered pursuant thereto (during the period that such Registration Statement is required to be effective as provided under Section 2(a)), and (iv) cause each Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of such Registration Statement, amendment or supplement, (x) to comply in all material respects with any requirements of the Securities Act and the rules and regulations of the SEC and (y) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (provided, however, the Company shall have no liability for any information furnished in writing by or on behalf of the Holder to the Company specifically for inclusion in (including by incorporation by reference) any such Registration Statement that has not been corrected in a subsequent writing to the Company prior to the filing or other disclosure of such information). The Company will, (1) at least three Business Days prior to the anticipated filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto (including any documents incorporated by reference therein), furnish to the Holder and its counsel copies of all such documents proposed to be filed and make such representatives of the Company as shall be reasonably requested by the Holder available for discussion of such documents, (2) use its reasonable best efforts to address in each such document prior to being so filed with the SEC such comments as the Holder or its counsel reasonably shall propose within two Business Days of receipt of such copies by the Holder and (3) not file any Registration Statement or any related Prospectus or any amendment or supplement thereto containing information regarding the Holder to which the Holder objects, unless such information is required to comply with any applicable law or regulation.
(b)The Company will as promptly as reasonably practicable (i) prepare and file with the SEC such amendments, including post-effective amendments, and supplements to each Registration Statement and the Prospectus used in connection therewith as (A) may be reasonably requested by the Holder of Registrable Securities covered by such Registration Statement necessary to permit the Holder to sell in accordance with its intended method of distribution, including as may be required in connection with any underwritten distribution of Registrable Securities or (B) may be necessary under applicable law to keep such Registration Statement continuously effective with respect to the disposition of all Registrable Securities covered thereby for the period provided under Section 2(a) in accordance with the intended method of distribution and, subject to the limitations contained in this Agreement, prepare and file with the SEC such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities held by the Holder, (ii) cause the related Prospectus to be amended or supplemented by any required prospectus supplement, and as so supplemented or amended, to be filed pursuant to Rule 424, (iii) respond to any comments received from the SEC with respect to each Registration Statement or Prospectus or any amendment thereto, (iv) as promptly as reasonably practicable, provide the Holder true and complete copies of all correspondence from and to the SEC relating to such Registration Statement or Prospectus other than any comments that the Company determines in good faith would result in the disclosure to the Holder of material non-public information concerning the Company that is not already in the possession of the Holder and (v) enter into such customary agreements (including, as applicable, underwriting agreements in customary form) and take all such other actions as the Holder, the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of Registrable Securities under such Registration Statement or Prospectus and otherwise to facilitate, cooperate with and participate in each proposed offering contemplated herein and customary selling efforts related thereto. The Company will comply in all material respects with the provisions of the Securities Act and the Exchange Act (including Regulation M under the Exchange Act) with respect to each Registration Statement and the disposition of all Registrable Securities covered by each Registration Statement.
(c)The Company will notify the Holder as promptly as practicable: (i)(A) when a Registration Statement, any pre-effective amendment, any Prospectus or any prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the SEC notifies the Company whether there will be a “review” of such Registration Statement and whenever the SEC comments on such Registration Statement (in which case the Company shall provide true and complete copies thereof and all written responses thereto to the Holder and its counsel, other than information which the Company determines in good faith would constitute material non-public information that is not already in the possession of the Holder); and (C) with respect to each Registration Statement or any post-effective amendment thereto, when the same has been declared effective; (ii) of any request by the SEC or any other federal or state governmental or regulatory authority for amendments or supplements to a Registration Statement or Prospectus or for additional information (whether before or after the effective date of the Registration Statement) or any other correspondence with the SEC or any such authority relating to, or which may affect, the Registration Statement; (iii) of the issuance by the SEC or any other governmental or regulatory authority of any stop order, injunction or other order or requirement suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or preventing or suspending the use of any Prospectus or the initiation or threatening of any Proceedings for such purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; or (v) of the occurrence of any event that makes any statement made in such

Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or if, as a result of such event or the passage of time, such Registration Statement, Prospectus or other documents requires revisions so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, or if, for any other reason, it shall be necessary during such time period to amend or supplement such Registration Statement or Prospectus in order to comply with the Securities Act, which shall correct such misstatement or omission or effect such compliance.
(d)The Company will use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any stop order or other order suspending the effectiveness of a Registration Statement, or preventing or suspending the use of any Prospectus, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as promptly as practicable, or if any such order or suspension is made effective during any Suspension Period, as promptly as practicable after the Suspension Period is over.
(e)During the Shelf Period, upon request of the Holder and without charge, the Company shall furnish to the Holder and its counsel, (i) promptly after the same is prepared and filed with the SEC, at least one copy of the Registration Statement and any amendment(s) thereto, including all documents incorporated therein by reference and all exhibits to the extent requested by the Holder or its counsel, (ii) upon the effectiveness of any amendment(s) to a Registration Statement, a copy of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as the Holder may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as the Holder may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by the Holder.
(f)The Company will promptly deliver to the Holder and its counsel as many copies of each Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as the Holder or its counsel may reasonably request in order to facilitate the disposition of the Registrable Securities by the Holder. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by the Holder in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, so long as the same are used in compliance with the Securities Act and all other applicable laws and regulations.
(g)To the extent that the Company has certificated shares of Common Stock, the Company will cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free of all restrictive legends indicating that the Registrable Securities are unregistered or unqualified for resale under the Securities Act, Exchange Act or other applicable securities laws, and to enable such Registrable Securities to be in such denominations and registered in such names as the Holder may request in writing. In connection therewith, if required by the Company’s transfer agent, the Company will promptly, after the effective date of the Registration Statement, cause an opinion of counsel as to the effectiveness of the Registration Statement to be delivered to and maintained with such transfer agent, together with any other authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities without any such legend upon sale by the Holder of such Registrable Securities pursuant to the Registration Statement.
(h)Upon the occurrence of any event contemplated by Section 3(c)(v), as promptly as practicable, the Company will prepare a supplement or amendment, including a post-effective amendment, if required by applicable law, to the affected Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, in light of the circumstances under which they were made) not misleading, such that the Holder can resume disposition of such Registrable Securities covered by such Registration Statement or Prospectus.
(i)The Company will comply with all applicable rules and regulations of the SEC, the Trading Market and FINRA.
(j)The Holder agrees by its acquisition of Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in clauses (ii) through (v) of Section 3(c) or the occurrence of a Suspension Period, the Holder will forthwith discontinue disposition of such Registrable Securities under the applicable Registration Statement until the Holder’s receipt of the copies of the supplemental Prospectus or amended Registration Statement or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. In the event the Company shall give any such notice, the period during which the applicable Registration Statement is required to be maintained effective shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holder either receives the copies of the supplemented Prospectus or amended Registration Statement or is advised in writing by the Company that the use of the Prospectus may be resumed.
(k)If such Registrable Securities are to be sold by any method or in any transaction other than on a national securities exchange or in the over-the-counter market, in privately negotiated transactions, or in a combination of such methods, the Holder shall notify the Company at least five Business Days prior to the date on which the Holder first offers to sell any such Registrable Securities.
4.Registration Expenses. All Registration Expenses incurred in connection with any registration, qualification, exemption or compliance pursuant to Section 2.1(a) hereof shall be borne by the Company.
5.Indemnification.

(a)To the fullest extent permitted by law, the Company shall indemnify and hold harmless the Holder, its partners, stockholders, equity holders, general partners, managers, members and Affiliates and each of their respective officers and directors and any Person who controls the Holder (within the meaning of the Securities Act or the Exchange Act) and any employee or Representative thereof (each, a “Company Indemnified Person” and collectively, “Company Indemnified Persons”), from and against any and all losses, claims, damages, liabilities, joint or several, costs (including reasonable costs of preparation and reasonable attorneys’, accountants’ and experts’ fees) and expenses, judgments, fines, penalties, interest, settlements or other amounts arising from any claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, in which any Company Indemnified Person may be involved, or is threatened to be involved, as a party or otherwise, under the Securities Act, the Exchange Act or otherwise (collectively, “Losses”), as incurred, arising out of, based upon, resulting from or relating to (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which any Registrable Securities were registered, Prospectus (including in any preliminary prospectus (if used prior to the effective date of such Registration Statement)), or in any summary or final prospectus or in any amendment or supplement thereto or in any documents incorporated or deemed incorporated by reference in any of the foregoing or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, or (iii) any violation or alleged violation by the Company or any of its Subsidiaries of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal, state, foreign or common law rule or regulation in connection with such Registration Statement, disclosure document or related document or report or any offering covered by such Registration Statement, and the Company shall reimburse such Company Indemnified Person for any reasonable legal or other expenses reasonably incurred by it in connection with investigating or defending any such Loss, claim, damage, liability, demand, action, suit or proceeding (the matters in the foregoing clauses (i) through (iii) being, collectively, “Company Violations”). Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 5(a): (A) shall not apply to a Loss by a Company Indemnified Person arising out of or based upon a Company Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by the Holder or such Company Indemnified Person expressly for use in connection with the preparation of such Registration Statement, such preliminary, summary or final prospectus or such amendment or supplement, or other disclosure document; (B) with respect to any superseded prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Loss purchased the Registrable Securities that are the subject thereof (or to the benefit of any other Company Indemnified Person) if the untrue statement or omission of material fact contained in the superseded prospectus was corrected in the revised prospectus, as then amended or supplemented, if such revised prospectus was timely made available by the Company pursuant to Section 3(f) prior to the purchase of such Registrable Securities, and the Company Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation; (C) shall not be available to the extent such Loss is based on a failure of the Holder to deliver, or to cause to be delivered, the prospectus made available by the Company, if such prospectus was theretofore made available by the Company pursuant to Section 3(f); and (D) shall not apply to amounts paid in settlement of any Loss if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed.
(b)In connection with any Registration Statement filed by the Company pursuant to Section 2(a) hereof in which the Holder has registered for sale its Registrable Securities, the Holder agrees to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers, employees, agents and each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act) (collectively, “Holder Indemnified Persons,” and together with the Company Indemnified Persons, each an “Indemnified Person,” and collectively, the “Indemnified Persons”) from and against any Losses resulting from (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities were registered or sold under the Securities Act, Prospectus (including in any preliminary prospectus (if used prior to the effective date of such Registration Statement)), or in any summary or final prospectus or in any amendment or supplement thereto or in any documents incorporated by reference in any of the foregoing, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission occurs in reliance upon and in conformity with any information furnished in writing by or on behalf of the Holder specifically for inclusion in such registration, disclosure document or related document or report and has not been corrected in a subsequent writing prior to the sale of the Registrable Securities thereunder, and the Holder will reimburse the Company for any legal or other expenses reasonably incurred by it in connection with investigating or defending such Losses. In no event shall the liability of the Holder hereunder be greater in amount than the dollar amount of the net proceeds (after deducting the underwriters’ discounts and commissions) received by the Holder under the sale of Registrable Securities giving rise to such indemnification obligation.
(c)Any Indemnified Person under paragraph (a) or (b) of this Section 5 shall (i) give prompt written notice to the indemnifying person under paragraph (a) or (b) of this Section 5 of any claim with respect to which it seeks indemnification (provided that any delay or failure to so notify the indemnifying person shall not relieve the indemnifying party of its obligations hereunder except to the extent, if at all, that the indemnifying person’s ability to defend such claim (through the forfeiture of substantive rights or defenses) is actually and materially prejudiced by reason of such delay or failure) and (ii) permit such indemnifying person to assume the defense of such claim with counsel reasonably satisfactory to the Indemnified Person; provided, however, that any Indemnified Person shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (A) the indemnifying person has agreed in writing to pay such fees or expenses, (B) the Indemnified Person has reasonably concluded (based upon advice of its counsel) that there may be legal defenses available to it or other Indemnified Persons that are different from or in addition to those available to the indemnifying person, or (C) in the reasonable judgment of any such Indemnified Person (based upon advice of its counsel) a conflict of interest may exist between such Indemnified Person and the indemnifying person with respect to such claims (in which case, if the Indemnified Person notifies the indemnifying person in writing that such Indemnified Person elects to employ separate counsel at the expense of the indemnifying person, the indemnifying person shall not have the right to assume the defense of such claim on behalf of such Indemnified Person). If any action is settled or if there be a final judgment for the plaintiff, the indemnifying person agrees to indemnify each Indemnified Person from and against any Losses by reason of such settlement or judgment. No action may be settled without the written consent of the Indemnified Person, provided that the consent of the Indemnified Person shall not be required if (x) such settlement includes an unconditional release of such Indemnified Person in form and substance satisfactory to such Indemnified Person from all liability on the claims that are the subject matter of such settlement; (y) such settlement provides solely for the payment by the indemnifying person of money as the sole relief for such action and (z) such settlement does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person. It is understood that the indemnifying person or persons shall not, except as specifically set forth in this Section 5(c), in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements or other charges of more than one separate firm (in addition to any local counsel that is required to effectively defend against any such proceeding) for all Indemnified Persons and that all such fees and expenses shall be paid or reimbursed promptly.
(d)If the indemnification provided for in this Section 5 is held by a court of a competent jurisdiction to be unavailable to an Indemnified Person with respect to any loss, damage, claim or liability, the indemnifying party, in lieu of indemnifying such Indemnified Person thereunder, shall to the extent permitted by law, contribute to the amount paid or payable by such Indemnified Person as a result of such loss, damage, claim or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the Indemnified Person on the other in connection with the actions that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying person and of the Indemnified Person shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying person or Indemnified Person and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Parties agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding sentences. Notwithstanding the provisions of this Section 5(d), the Holder shall not be required to contribute any amount in excess of the net proceeds (after deducting the underwriters’ discounts and commissions) received by the Holder under the sale of Registrable Securities giving rise to such indemnification obligation. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
(e)The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity. The obligations of the Company and the Holder under this Section 5 shall survive completion of any offering of Registrable Securities pursuant to a Registration Statement and the termination of this Agreement.

6.Facilitation of Sales Pursuant to Rule 144. The Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act and the rules adopted by the SEC thereunder (including the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144), all to the extent required from time to time to enable the Holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144. Upon the written request of the Holder in connection with that Holder’s sale pursuant to Rule 144, the Company shall deliver to the Holder a written statement as to whether it has complied with such requirements.
7.Registration Rights Covenant. The Company covenants that it will not, and it will cause its Subsidiaries not to, grant any right of registration under the Securities Act to any Person other than pursuant to this Agreement, unless the rights so granted to another Person do not limit or restrict the rights of the Holder hereunder.
8.Miscellaneous.
(a)Notices. All notices and other communications in connection with this Agreement shall be in writing and shall be deemed given if delivered personally, sent via electronic mail (with confirmation), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the Parties at the following addresses (or at such other address for a Party as may be specified by like notice):
If to the Company:
Akoya Biosciences, Inc.
100 Campus Drive, 6th Floor
Marlborough, MA 01752
Attention:     Jennifer Kamocsay, Chief Legal Officer
Email:        jkamocsay@akoyabio.com
with a copy (which shall not constitute notice) to:

DLA Piper LLP (US)
4365 Executive Drive, Suite 1100
San Diego, California 92121-2133
Attention:    David M. Clark
Patrick J. O’Malley
Email:        david.clark@us.dlapiper.com
patrick.omalley@us.dlapiper.com
If to the Holder:
Quanterix Corporation
900 Middlesex Turnpike
Billerica, MA
Attention:     Legal Department
Email:        legal@quanterix.com

    with a copy (which shall not constitute notice) to:
Covington & Burling LLP
One CityCenter
800 Tenth Street, N.W.
Washington, District of Columbia 20001
Attention:     Kerry S. Burke
        Catherine Dargan
        Kyle Rabe
Email:        kburke@cov.com
        cdargan@cov.com
        krabe@cov.com
(b)Assignment; Third-Party Beneficiaries. This Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the Parties hereto and their respective successors and permitted assigns. Neither this Agreement nor any rights, interests or obligations hereunder may be assigned by any Party without the prior written consent of all other Parties, and any attempted assignment of this Agreement or any of such rights, interests or obligations without such consent shall be void and of no effect. The Company and Holder agree that (i) their respective representations, warranties and covenants set forth herein are solely for the benefit of the other Parties, in accordance with and subject to the terms of this Agreement, and (ii) this Agreement is not intended to, and does not, confer upon any Person other than the Parties any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein
(c)Entire Agreement; Counterparts. This Agreement (including the exhibits and schedules hereto and the documents and instruments referred to in this Agreement) constitutes the entire agreement among the Parties and supersedes all other prior agreements and understandings, both written and oral, among or between any of the Parties with respect to the subject matter hereof. This Agreement may be executed in several counterparts (including counterparts delivered by electronic transmission in .pdf format), each of which shall be deemed an original and all of which shall constitute one and the same instrument.
(d)Applicable Law; Jurisdiction.
(i)This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware without regard to the Laws of the State of Delaware or any other jurisdiction that would call for the application of the substantive Laws of any jurisdiction other than the State of Delaware.
(ii)The Parties agree that the appropriate, exclusive and convenient forum (the “Forum”) for any disputes among any of the Parties arising out of or related to this Agreement or the transactions contemplated by this Agreement shall be the Court of Chancery in the State of Delaware, except where such court lacks subject matter jurisdiction. In such event, the Forum shall be the United States District Court for the District of Delaware or, in the event such federal district court lacks subject matter jurisdiction, then the Superior Court in the State of Delaware. The Parties irrevocably submit to the jurisdiction of such courts solely in respect of any disputes between them arising out of or related to this Agreement or the transactions contemplated by this Agreement. The Parties further agree that no Party shall bring suit with respect to any disputes arising out of or related to this Agreement or the transactions contemplated by this Agreement in any court or jurisdiction other than the above specified courts. Notwithstanding the foregoing, nothing in this Section 8(d)(ii) shall limit the rights of any Party to obtain execution of a judgment in any other jurisdiction outside of those specified in this Section 8(d)(ii), and the Parties further agree, to the extent permitted by Law, that a final and non-appealable judgment against any Party in any action, suit or proceeding contemplated above shall be conclusive and may be enforced in any other jurisdiction within or outside the U.S. by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and amount of such judgment.
(iii)To the extent that any Party has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, each such Party hereby irrevocably (i) waives such immunity in respect of its obligations with respect to this Agreement and (ii) submits to the personal jurisdiction of each court described in Section 8(d)(ii).
(e)Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.
(f)Waivers and Amendments; Severability.
(i)No failure on the part of any Party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any Party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy, and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.
(ii)No Party shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such Party, and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.
(iii)Any provision of this Agreement may be amended if, and only if, such amendment or waiver is in writing and signed by Holder and the Company.

(iv)The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other provision. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction; provided, that, if any one or more of the provisions contained in this Agreement shall be determined to be excessively broad as to activity, subject, duration or geographic scope, it shall be reformed by limiting and reducing it to the minimum extent necessary, so as to be enforceable under applicable law.
(g)Specific Performance. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by the Company or Holder in accordance with their specific terms or were otherwise breached by the Company or Holder. It is accordingly agreed that (a) the Company shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by Holder and to enforce specifically the terms and provisions hereof, in each case, without proof of actual damages, against Holder in any court having jurisdiction, this being in addition to any other remedy to which the Company is entitled at law or in equity, without posting any bond or other undertaking, and (b) Holder shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by the Company and to enforce specifically the terms and provisions hereof, in each case, without proof of actual damages, against the Company in any court having jurisdiction, this being in addition to any other remedy to which Holder is entitled at law or in equity, without posting any bond or other undertaking. For the avoidance of doubt, the Company’s or Holder’s pursuit of specific performance at any time will not be deemed an election of remedies or waiver of the right to pursue any other right or remedy to which such Party may be entitled, including the right to pursue remedies for liabilities or damages incurred or suffered by the other Party in the case of a breach of this Agreement involving fraud or an intentional and material breach. The Parties acknowledge that the agreements contained in this Section 8(g) are an integral part of the transactions contemplated by this Agreement and that, without these agreements, neither the Company nor Holder would enter into this Agreement.
(h)Business Days. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a day other than a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.
(i)Determination of Ownership. In determining ownership of Common Stock hereunder for any purpose, the Company may rely solely on the records of the transfer agent for the Common Stock from time to time, or, if no such transfer agent exists, the Company’s stock ledger.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned Parties have executed this Agreement as of the date first written above.

AKOYA BIOSCIENCES, INC.

By:
Name:
Title:

QUANTERIX CORPORATION

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]